SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
 ______________________

FORM 8-K/A
Amendment to Current Report
 ______________________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006 (November 16, 2005)

GENEX PHARMACEUTICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-102118	98-0383571
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

1801 Guangyin Building, Youyibeilu, Hexi District,
Tianjin City, China 300074
(Address of Principal Executive Offices) (Zip Code)

86-22-233-70440
(Telephone Number, Including Area Code)

KS E-Media Holdings, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

As disclosed in the Registrant's Form 8-K dated November 16, 2005, effective November 16, 2005, Kabani & Company, Inc. ("Kabani") was dismissed as the Registrant's principal accountant engaged to audit the Registrant's financial statements. Kabani reported on the Registrant's financial statements for the years ended December 31, 2004 and December 31, 2003. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. From the time Kabani was engaged as the Registrant's independent auditors and during any subsequent interim period preceding the dismissal, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kabani's satisfaction, would have caused Kabani to make reference to the subject matter in connection with its report on the Registrant's financial statements during such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant has requested Kabani to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. An unsigned draft copy of such letter prepared by the Registrant was inadvertently but erroneously included in the Registrant's Form 8-K filed on November 16, 2005 without an indication that the copy filed was a suggested draft. A signed copy of a letter from Kabani will be filed by further amendment promptly after it is received from Kabani.

Effective November 16, 2005, the Registrant engaged GC Alliance Limited, whose address is Suite 805, One Pacific Place, 88 Queensway, Hong Kong to audit the Registrant's financial statements. At the time of its engagement by the Registrant, GC Alliance Limited was not recognized by the Office of the Chief Accountant as having the requisite knowledge and experience in applying US GAAP, PCAOB Standards, SEC financial reporting rules and SEC independence requirements. GC Alliance Limited has advised the Registrant that it will seek to become recognized in time to report on the Registrant's financial statements for its fiscal year ended December 31, 2005. If GC Alliance Limited is unable to become recognized within the required time frame, it is the Registrant's intention to engage a firm of independent accountants that is recognized by the staff of the SEC to report on its financial statements for its fiscal year ended December 31, 2005.

The Board of Directors of the Registrant approved the change in accountants described herein on November 16, 2005.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1 Letter of Kabani & Company, Inc. dated February ___, 2006 regarding the change in certifying accountant.*

* To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2006	GENEX PHARMACEUTICAL, INC.
By:

/s/ Fuzhi Song
Fuzhi Song
Chief Executive Officer